                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) September 23, 2002


                                  LA BARGE, INC
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

001-05761                     73-0574586
(Commission File Number)      (IRS Employer Identification No.)


9900A Clayton Road, St. Louis, Missouri                   63124
(Address of Principal Executive Offices)                    (Zip Code)


                                 (314) 997-0800
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                 LA BARGE, INC.

                                    FORM 8-K

Item 5.  Other Events - Regulation FD.

LaBarge, Inc. is furnishing under Item 5 of this Current Report on Form 8-K:

      * Effective immediately, Mr. Pierre L. LaBarge, Jr. tendered his resignation from the Registrant's Board of Directors due to health reasons.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2002

                              LA BARGE, INC


                              By:  /s/ Donald H. Nonnenkamp
                              Donald H. Nonnenkamp
                   Vice President and Chief Financial Officer